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EXHIBIT 99
PRESS RELEASE
For Immediate Release



       FEMONE COMPLETES FINANCING ON 8% CALLABLE SECURED CONVERTIBLE NOTES


Carlsbad, CA, July 5, 2005 - FemOne, Inc., a publicly-traded Nevada corporation (OTCBB: FEMO), announced today that it has successfully closed a financing where it will raise gross proceeds of $1,500,000 from the issuance of 8% Callable Secured Convertible Notes (the "Notes"). Proceeds from this financing will be used for business operations and global expansion.

 The three-year Notes are convertible into shares of the Company's common stock at a conversion price equal to (1) the average of the three lowest intraday trading prices for the Company's common stock as quoted by the OTCBB during the 20 days prior to the date of conversion, or (2) $0.40 per share, whichever is lower. In addition to the Notes, the investors received 44,000,000 Stock Purchase Warrants (the "Warrants") to purchase an additional 44,000,000 shares of its common stock at an exercise price of $0.25 per share. The Warrants will have a five (5) year term from the date of issuance.

The shares of common stock underlying the Notes and Warrants will be registered by the Company on a Registration Statement filed with the Securities and Exchange Commission on Form SB-2 within 30 days of a demand for registration by the investors, which demand may not made within ninety (90) days of the closing of this financing.

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"The raising of equity financing gives us additional capital to focus on the continued growth of our business and the global expansion of our BIOPRO Technology Division," stated Ray W. Grimm, Jr., the Chief Executive Officer of FemOne, Inc., "There is a strong global interest in our products and we are dedicated to taking advantage of these international opportunities in a focused and efficient manner. This is a very exciting time for our company", Grimm added.

FemOne, Inc. (OTCBB: FEMO), based in Carlsbad, California is sales and marketing company with distribution in the United States, Canada, Australia and New Zealand. More information about FemOne and its products can be found on the company's web sites at www.femone.com or www.bioprotechnology.com, by e-mail at FEMOIR@femone.com or by calling FemOne Inc. at (760) 448-2498.

ANY STATEMENTS MADE IN THIS PRESS RELEASE WHICH ARE NOT HISTORICAL FACTS CONTAIN CERTAIN FORWARD-LOOKING STATEMENTS, AS SUCH TERM IS DEFINED IN THE PRIVATE LITIGATION REFORM ACT OF 1995, CONCERNING POTENTIAL DEVELOPMENTS AFFECTING THE BUSINESS, PROSPECTS, FINANCIAL CONDITION AND OTHER ASPECTS OF THE COMPANY TO WHICH THIS RELEASE PERTAINS. THE ACTUAL RESULTS OF THE SPECIFIC ITEMS DESCRIBED IN THIS RELEASE, AND THE COMPANY'S OPERATIONS GENERALLY, MAY DIFFER MATERIALLY FROM WHAT IS PROJECTED IN SUCH FORWARD-LOOKING STATEMENTS. ALTHOUGH SUCH STATEMENTS ARE BASED UPON THE BEST JUDGMENTS OF MANAGEMENT OF THE COMPANY AS OF THE DATE OF THIS RELEASE, SIGNIFICANT DEVIATIONS IN MAGNITUDE, TIMING AND OTHER FACTORS MAY RESULT FROM BUSINESS RISKS AND UNCERTAINTIES INCLUDING, WITHOUT LIMITATION, THE COMPANY'S DEPENDENCE ON THIRD PARTIES, GENERAL MARKET AND ECONOMIC CONDITIONS, TECHNICAL FACTORS, THE AVAILABILITY OF OUTSIDE CAPITAL, RECEIPT OF REVENUES AND OTHER FACTORS, MANY OF WHICH ARE BEYOND THE CONTROL OF THE COMPANY. THE COMPANY DISCLAIMS ANY OBLIGATION TO UPDATE INFORMATION CONTAINED IN ANY FORWARD-LOOKING STATEMENT.

THESE FORWARD LOOKING STATEMENTS INVOLVE KNOWN AND UNKNOWN RISKS, UNCERTAINTIES AND OTHER FACTORS THAT MAY CAUSE OUR ACTUAL RESULTS, LEVELS OF ACTIVITY, PERFORMANCE, OR ACHIEVEMENTS TO BE MATERIALLY DIFFERENT FROM ANY FUTURE RESULTS, LEVELS OF ACTIVITY, PERFORMANCE, OR ACHIEVEMENT EXPRESSED OR IMPLIED BY SUCH FORWARD LOOKING STATEMENTS. IN SOME CASES, YOU CAN IDENTIFY FORWARD LOOKING STATEMENTS BY TERMINOLOGY SUCH AS "MAY," "WILL," "SHOULD," "COULD," "INTEND," "EXPECTS," "PLAN," "ANTICIPATES," "BELIEVES," "ESTIMATES," "PREDICTS," "POTENTIAL," OR "CONTINUE" OR THE NEGATIVE OF SUCH TERMS OR OTHER COMPARABLE TERMINOLOGY. ALTHOUGH WE BELIEVE THAT THE EXPECTATIONS REFLECTED IN THE FORWARD LOOKING STATEMENTS ARE REASONABLE, WE CANNOT GUARANTEE FUTURE RESULTS, LEVELS OF ACTIVITY, PERFORMANCE, OR ACHIEVEMENTS. MOREOVER, NEITHER WE NOR ANY OTHER PERSON ASSUMES RESPONSIBILITY FOR THE ACCURACY AND COMPLETENESS OF SUCH STATEMENTS.


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